UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 30, 2009

COMCAM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-51763 (Commission File Number)	23-2976562 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 436-8089
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

On December 30, 2009 ComCam International, Inc. (the “Company”) acquired all of the outstanding shares of Pinnacle Integrated Systems, Inc. (d/b/a P2 ABC Controls, referred to herein as “P2”) pursuant to the terms and conditions of a Share Purchase Agreement (the “Agreement”), from Robert Betty and Feng Brown.

The Company acquired P2 in exchange for 300,000 shares of the Company’s common stock and a promissory note in the amount of $1,000,000 to be paid by June 15, 2010 in five equal payments of $200,000 that is secured by the shares of P2 and its business assets. The initial payment is due February 15, 2010.

The Agreement was approved by the board of directors of the Company on December 30, 2009. Robert Betty serves as one of the directors of the Company and as such recused himself from voting on whether to authorize the acquisition. Mr. Betty is also a shareholder of the Company.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 30, 2009 the Company acquired all of the outstanding shares of P2 pursuant to the terms and conditions of the Agreement from Mr. Betty and Ms. Brown. Mr. Betty is a director and shareholder of the Company.

P2 is a security systems integrator focused on correctional facilities across the United States, providing turnkey system design and installation, maintenance contracts, and field support technicians. The Company acquired P2 along with its existing business operations on the closing date.

The Company acquired P2 in exchange for 300,000 shares of the Company’s common stock that were issued to Ms. Brown and a promissory note in the amount of $1,000,000 to be paid to Mr. Betty and Ms. Feng by June 15, 2010 in five equal payments of $200,000 that is secured by the shares of P2 and its business assets. The initial payment is due February 15, 2010.

The financial statements of P2 and requisite pro forma financial information will be filed hereto as an amendment to this report on Form 8-K within the timeline permitted under Regulation S-X.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

On December 30, 2009 the Company authorized the issuance of 300,000 restricted shares of common stock to Feng Brown in connection with the Share Purchase Agreement pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

No commission was paid in connection with the offering.

The Company complied with the requirements of Section 4(2) based on the following factors: (i) the issuance was an isolated private transaction by the Company which did not involve a public offering; (ii) the offeree committed to hold the securities for investment purposes; (iii) there were no subsequent or contemporaneous public offerings of the securities; (iv) the securities were not broken down into smaller denominations; and (v) the negotiations for the issuance of the securities took place directly between the offeree and the Company.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired

The financial statements of P2 will be filed hereto as an amendment to this report on Form 8-K within the timeline permitted under Regulation S-X.

(b)     Pro forma financial information

The pro forma financial information required in connection with the acquisition of P2 will be filed hereto as an amendment to this report on Form 8-K within the timeline permitted under Regulation S-X.

(d)      Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.     Page No.     Description

10          Attached     Share Purchase Agreement dated December 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ComCam International, Inc.                              Date

By: /s/ Don Gilbreath                                   December 31, 2009

Name: Don Gilbreath

Title: Chief Executive Officer